UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 28, 2023

TPT Global Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-222094	81-3903357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 West Broadway, Suite 800, San Diego, CA 92101

(Address of Principal Executive Offices) (Zip Code)

(619) 301-4200

Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 28, 2023, TPT Global Tech, Inc. entered into a Securities Purchase Agreement to acquire control of Broadband Infrastructure, Inc., a builder of fiber optic infrastructure for telecom carriers and government agencies throughout the country, for 600,000 Series E Convertible Preferred Shares and a Promissory Note for $6,000,000. The Closing is set on or before September 30, 2023, but may be extended. Closing is subject to delivery of audits for prior two years and that the purchase price may be subject to adjustment based on the results of the audits.

Securities Purchase Agreement and Promissory Note

On July 28, 2023, TPT Global Tech, Inc. (“TPT”) entered into a Securities Purchase Agreement with Broadband Infrastructure, Inc. (“Company” or “Broadband”) and Braddock Cunningham (“Seller”) for the purchase of 100% of the ownership of Broadband Infrastructure, Inc. TPT will issue Seller 600,000 shares of Series E Convertible Preferred Shares Preferred Stock of TPT at a stated price of $5.00 per share or $3,000,000. The Series E Preferred Stock is convertible into common stock of TPT Global Tech, Inc. at a 25% discount to market with an automatic conversion upon TPT uplisting to a major U.S. Stock Exchange. The Securities Purchase Agreement is attached hereto in its entirety as Exhibit 10.1.

A form of the Promissory Note is being provided during the due diligence period and is subject to a security agreement on the assets being acquired. The Promissory Note may be paid from proceeds raised from the Company’s existing Reg. A capital raise or an S-1 Registered Offering in conjunction with a capital raise and listing on a major U.S. Stock Exchange. The form of Promissory Note is attached hereto as Exhibit 10.2.

Security and Pledge Agreement

On July 28, 2023, TPT Global Tech, Inc. (“Pledgor”) and Brad Cunningham (“Lender”) entered into a Security and Pledge Agreement to provide additional covenants to facilitate a financing by which Lender receives consideration for the acquisition Broadband Infrastructure, Inc.

The Security and Pledge Agreement is incorporated herein by reference as Exhibit D of Exhibit 10.1 (the Securities Purchase Agreement) attached hereto.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures under Item 1.01 of this Current Report on Form 8-K, incorporated herein by this reference.

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Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
10.1	Securities Purchase Agreement
10.2	Form of Promissory Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TPT GLOBAL TECH, INC.

By:	/s/ Stephen J. Thomas, III
Stephen J. Thomas, III,
Title: Chief Executive Officer

Date: August 4, 2023

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